United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-4577

(Investment Company Act File Number)

Federated Income Securities Trust
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End:  10/31/08

Date of Reporting Period:  Fiscal year ended 10/31/08

Item 1.                      Reports to Stockholders

Federated
World-Class Investment Manager

Federated Muni and Stock
Advantage Fund

Established 2003

A Portfolio of Federated Income Securities Trust

ANNUAL SHAREHOLDER REPORT

October 31, 2008

Class A Shares
Class B Shares
Class C Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,								Two Months Ended		Period Ended
	2008		2007		2006		2005		10/31/2004	[1]	8/31/2004	[2]
Net Asset Value, Beginning of Period	$12.08		$12.09		$11.10		$10.69		$10.53		$10.00
Income From Investment Operations:
Net investment income	0.39		0.37		0.38		0.37		0.06		0.41	[3]
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts and swap contracts	(2.27)		0.20		0.96		0.42		0.16		0.47
TOTAL FROM INVESTMENT OPERATIONS	(1.88)		0.57		1.34		0.79		0.22		0.88
Less Distributions:
Distributions from net investment income	(0.39)		(0.38)		(0.35)		(0.38)		(0.06)		(0.35)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	(0.35)		(0.20)		--		--		--		--
TOTAL DISTRIBUTIONS	(0.74)		(0.58)		(0.35)		(0.38)		(0.06)		(0.35)
Net Asset Value, End of Period	$ 9.46		$12.08		$12.09		$11.10		$10.69		$10.53
Total Return [4]	(16.39)%		4.79%		12.31%		7.49%		2.13%		8.92%

Ratios to Average Net Assets:
Net expenses	1.00	% [5]	1.00	% [5]	1.00	% [5]	0.80	% [5]	0.55	% [6]	0.31	% [6]
Net investment income	3.47%		3.12%		3.32%		3.44%		3.48	% [6]	4.30	% [6]
Expense waiver/reimbursement [7]	0.45%		0.44%		0.45%		0.67%		1.23	% [6]	1.45	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$404,311		$588,344		$465,673		$314,215		$140,170		$122,672
Portfolio turnover	87%		72%		42%		9%		17%		39%

1 The Fund changed its fiscal year end from August 31 to October 31.

2 Reflects operations for the period from September 26, 2003 (date of initial public investment) to August 31, 2004.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios for the years ended October 31, 2008, 2007, 2006 and 2005 are 1.00%, 1.00%, 1.00% and 0.80%, respectively, after taking into account these expense reductions.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,								Two Months Ended		Period Ended
	2008		2007		2006		2005		10/31/2004	[1]	8/31/2004	[2]
Net Asset Value, Beginning of Period	$12.07		$12.09		$11.10		$10.69		$10.53		$10.00
Income From Investment Operations:
Net investment income	0.30		0.28		0.29		0.27		0.04		0.32	[3]
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts and swap contracts	(2.25)		0.19		0.97		0.42		0.17		0.47
TOTAL FROM INVESTMENT OPERATIONS	(1.95)		0.47		1.26		0.69		0.21		0.79
Less Distributions:
Distributions from net investment income	(0.31)		(0.29)		(0.27)		(0.28)		(0.05)		(0.26)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	(0.35)		(0.20)		--		--		--		--
TOTAL DISTRIBUTIONS	(0.66)		(0.49)		(0.27)		(0.28)		(0.05)		(0.26)
Net Asset Value, End of Period	$ 9.46		$12.07		$12.09		$11.10		$10.69		$10.53
Total Return [4]	(16.95)%		3.93%		11.48%		6.53%		1.97%		7.99%

Ratios to Average Net Assets:
Net expenses	1.75	% [5]	1.75	% [5]	1.75	% [5]	1.70	% [5]	1.55	% [6]	1.31	% [6]
Net investment income	2.72%		2.37%		2.58%		2.56%		2.48	% [6]	3.27	% [6]
Expense waiver/reimbursement [7]	0.45%		0.44%		0.45%		0.52%		0.98	% [6]	1.20	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$59,324		$81,930		$70,323		$57,182		$34,834		$31,700
Portfolio turnover	87%		72%		42%		9%		17%		39%

1 The Fund changed its fiscal year end from August 31 to October 31.

2 Reflects operations for the period from September 26, 2003 (date of initial public investment) to August 31, 2004.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios for the years ended October 31, 2008, 2007, 2006 and 2005 are 1.75%, 1.75%, 1.75% and 1.70%, respectively, after taking into account these expense reductions.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,								Two Months Ended		Period Ended
	2008		2007		2006		2005		10/31/2004	[1]	8/31/2004	[2]
Net Asset Value, Beginning of Period	$12.07		$12.09		$11.10		$10.68		$10.52		$10.00
Income From Investment Operations:
Net investment income	0.30		0.28		0.29		0.27		0.04		0.32	[3]
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts and swap contracts	(2.25)		0.19		0.97		0.43		0.17		0.46
TOTAL FROM INVESTMENT OPERATIONS	(1.95)		0.47		1.26		0.70		0.21		0.78
Less Distributions:
Distributions from net investment income	(0.31)		(0.29)		(0.27)		(0.28)		(0.05)		(0.26)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	(0.35)		(0.20)		--		--		--		--
TOTAL DISTRIBUTIONS	(0.66)		(0.49)		(0.27)		(0.28)		(0.05)		(0.26)
Net Asset Value, End of Period	$ 9.46		$12.07		$12.09		$11.10		$10.68		$10.52
Total Return [4]	(16.95)%		3.94%		11.48%		6.63%		1.97%		7.90%

Ratios to Average Net Assets:
Net expenses	1.75	% [5]	1.75	% [5]	1.75	% [5]	1.70	% [5]	1.55	% [6]	1.31	% [6]
Net investment income	2.72%		2.37%		2.57%		2.56%		2.48	% [6]	3.28	% [6]
Expense waiver/reimbursement [7]	0.45%		0.44%		0.45%		0.52%		0.98	% [6]	1.20	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$122,165		$181,358		$122,419		$79,891		$42,816		$38,500
Portfolio turnover	87%		72%		42%		9%		17%		39%

1 The Fund changed its fiscal year end from August 31 to October 31.

2 Reflects operations for the period from September 26, 2003 (date of initial public investment) to August 31, 2004.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios for the years ended October 31, 2008, 2007, 2006 and 2005 are 1.75%, 1.75%, 1.75% and 1.70%, respectively, after taking into account these expense reductions.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class F Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended		Period Ended
	10/31/2008		10/31/2007	[1]
Net Asset Value, Beginning of Period	$12.08		$12.27
Income From Investment Operations:
Net investment income	0.39		0.14
Net realized and unrealized loss on investments, foreign currency transactions and swap contracts	(2.26)		(0.18)
TOTAL FROM INVESTMENT OPERATIONS	(1.87)		(0.04)
Less Distributions:
Distributions from net investment income	(0.40)		(0.15)
Distributions from net realized gain on investments and foreign currency transactions	(0.35)		--
TOTAL DISTRIBUTIONS	(0.75)		(0.15)
Net Asset Value, End of Period	$ 9.46		$12.08
Total Return [2]	(16.32)%		(0.31)%

Ratios to Average Net Assets:
Net expenses	0.92	% [3]	0.96	% [3,4]
Net investment income	3.58%		3.16	% [4]
Expense waiver/reimbursement [5]	0.45%		0.44	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$13,588		$10,589
Portfolio turnover	87%		72	% [6]

1 Reflects operations for the period from May 31, 2007 (date of initial public investment) to October 31, 2007.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios for the year ended October 31, 2008 and for the period ended October 31, 2007 are 0.92% and 0.96%, respectively, after taking into account these expense reductions.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 865.50	$4.69
Class B Shares	$1,000	$ 863.00	$8.20
Class C Shares	$1,000	$ 863.00	$8.20
Class F Shares	$1,000	$ 865.90	$4.27
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.11	$5.08
Class B Shares	$1,000	$1,016.34	$8.87
Class C Shares	$1,000	$1,016.34	$8.87
Class F Shares	$1,000	$1,020.56	$4.62

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.00%
Class B Shares	1.75%
Class C Shares	1.75%
Class F Shares	0.91%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period ended October 31, 2008, was (16.39)% for Class A Shares, (16.95)% for Class B Shares, (16.95)% for Class C Shares and (16.32)% for Class F Shares. These returns were better than the (19.43)% total return of the Morningstar Conservative Allocation Funds Average. 1

The fund's investment strategy focused on income earning investments, specifically high-quality, dividend-paying stocks and intermediate and long-term tax-exempt municipal bonds to achieve the fund's primary income objective and secondary capital appreciation objective. The most significant factors affecting the fund's performance during the reporting period were: (a) the fund's allocation between stocks and tax-exempt municipal bonds; (b) the selection of equity securities of similar issuers (referred to as sectors); (c) the selection of tax-exempt municipal securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities), different credit characteristics or different structural attributes; and (d) the effective duration of the fund's tax-exempt municipal bond portfolio.

1 Morningstar figures represent the average total returns reported by all mutual funds designated by Morningstar, Inc. as falling into the category indicated. They do not reflect sales charges. Investments cannot be made directly in an average. The total return for the 12-month reporting period for the fund's benchmark indexes, the BCMB and the Russell 1000 Value Index ("RU1000"), were (36.80)% and (3.30)%, respectively. The BCMB is a market-value-weighted index for the long-term tax-exempt bond market. As of October 2008, approximately 44,181 bonds were included in the index with a market value of $1.06 trillion. To be included in the BCMB, bonds must have a minimum credit rating of at least Baa, an outstanding par value of at least $7 million, be issued as part of a transaction of at least $75 million that took place after December 31, 1990, and be at least one year from their maturity date. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. The RU1000 measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. The indexes are not adjusted to reflect sales charges, expenses and other fees. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which are not reflected in the total return of the BCMB or RU1000.

© 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The following discussion will focus on the performance of the fund's Class A Shares. The (16.39)% total return of the Class A Shares for the reporting period consisted of (18.79)% in price performance and 2.40% in reinvested dividends.

MARKET OVERVIEW

During the 12-month reporting period, global equity markets trended down with a sharp drop during the last month of the reporting period. The financial market crisis intensified as Fannie Mae and Freddie Mac were placed into conservatorship by the U.S. Treasury, Lehman Brothers filed bankruptcy and AIG averted bankruptcy through support from the Federal Reserve Board (the "Fed"). The stress from the financial sector spilled into the non-financial sector of the economy and credit markets froze up. Late in the reporting period, the U.S. government passed a bailout program for financial institutions. Seeing that markets remained troubled and that the financial crisis was threatening financial systems and global economies, governments around the world coordinated efforts on interest rate cuts and implemented a variety of capital and financial guarantee programs aimed at restoring the functioning of credit markets.

The S&P 500 Index 2 returned (36.10)% for the 12-month reporting period. The Nasdaq Composite Index 3 returned (39.31)% for the reporting period. In general for the full fiscal year, stocks with smaller market capitalizations outperformed larger capitalization stocks, value outperformed growth, and defensive stocks outperformed stocks cyclically driven. Strong relative performance in the Consumer Staples, Health Care and Utilities sectors dominated weak performance in the Financials, Materials and Information Technology sectors during the reporting period.

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the fund, is not affected by cash flows. Investments cannot be made directly in an index.

3 The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged and, unlike the fund, is not affected by cash flows. Investments cannot be made directly in an index.

The broad financial crisis produced strong demand for Treasury securities, with yields falling across the yield curve and particularly sharp yield declines for short-term Treasury debt. The 10-year U.S. Treasury yield ranged from 3.31% to 4.48% over the 12-month reporting period, ending at 3.97%, down 51 basis points from a year earlier. The 2-year Treasury yield ended the period at 1.57%, down 238 basis points during the period. Yields on municipal securities with six years or less in remaining maturity declined over the period, producing positive total returns for such securities, while yields rose sharply for securities with 10 or more years in remaining maturity. Municipal Market Data (MMD) 4 10-, 20- and 30-year "AAA" tax-exempt municipal yields increased 50, 81 and 96 basis points, respectively for the period. The combination of bond insurer credit downgrades, distress among key municipal dealers and market participants, sharp selling of longer-term municipal bonds to meet margin calls by leveraged investors and a steep drop in the liquidity of tax-exempt municipal bond markets produced sharp losses for intermediate and long-term tax-exempt municipal bonds. Within tax-exempt municipal bonds, higher credit quality bonds outperformed lower credit quality securities as credit spreads widened amid broad expectations for a U.S. recession. In addition, the Fed's easing of monetary policy and heavy selling of longer-term municipal bonds caused the tax-exempt municipal yield curve--the difference between 1- and 30-year MMD yields--to steepen to 381 basis points from 108 basis points one year ago.

PORTFOLIO ALLOCATION

During the 12-month reporting period, the fund's portfolio was allocated between stocks and tax-exempt municipal bonds according to various factors. The factors reflect the fund's primary investment objective of tax advantaged income and its secondary objective of capital appreciation. 5 The factors used were: 1) maintenance of at least 50% exposure to tax-exempt municipal securities in order to comply with Internal Revenue Service rules governing the payment of tax-exempt dividends from the tax-exempt municipal security portion of the portfolio; 2) the fund's ability to pay and maintain an attractive level of dividends; and 3) the expected relative total return of tax-exempt municipal bonds and stocks. The allocation at the end of the reporting period on October 31, 2008 was 63.7% tax-exempt municipal bonds, 34.1% stocks and 1.2% municipal cash equivalents. At various points during the period, the allocation was skewed more heavily toward municipal bonds and away from stocks as portfolio managers adopted a defensive stance, with allocation toward municipal bonds at times reaching near 70%.

4 MMD is a market data provider that produces daily generic yield curves of investment-grade municipal bonds based on a survey of municipal securities dealers and observed trades. The MMD "AAA" yield curve is a widely used reference for top credit quality municipal bonds in the marketplace.

5 Fund income may be subject to state and local taxes. Although this fund pursues tax-advantaged income and seeks to invest primarily in securities whose interest is not subject to the federal alternative minimum tax, there are no assurances that it will achieve these goals.

The fund's allocation had a material effect on performance because tax-exempt municipal bonds and stocks had divergent total returns. For the 12-month reporting period, the RU1000 posted a total return of (36.80)%, while the Barclays Capital Municipal Bond Index ("BCMB") posted a total return of (3.30)%. Weighting these benchmarks (60% BCMB and 40% RU1000), the blended benchmark return was (16.70)% for the reporting period. For the reporting period, the total return on the fund's Class A Shares outperformed the weighted benchmark partly because of the fund's larger allocation to tax-exempt municipal bonds.

SECTOR AND SECURITY SELECTION - EQUITY STOCKS

The equity component of the portfolio surpassed returns of the RU1000 during the 12-month reporting period. During the reporting period, the fund's equity portfolio managers focused on realization of the fund's tax-advantaged income and total return objectives by purchasing and holding income producing equity securities with favorable valuation levels. Value strategies generally outperformed growth strategies during the reporting period which was a positive influence on portfolio performance. Strategies with smaller capitalizations outperformed larger capitalizations during the reporting period which was a negative influence on portfolio performance.

Both sector allocations and stock selection positively contributed to the fund's equity performance. Overweights in the Health Care and Consumer Staples sectors and a large underweight in the Financials sector enhanced the fund's performance during the reporting period. Detracting from performance were a sector underweight in the Energy sector and a sector overweight in the Information Technology sector. The fund had favorable stock selection in all sectors with the exception of the Energy sector.

SECURITY SELECTION - TAX-EXEMPT MUNICIPAL BONDS

The performance of the tax-exempt municipal bond component of the fund's portfolio lagged the return of the BCMB during the 12-month reporting period. The fund's bond portfolio manager attempted to balance the fund's tax-advantaged income and total return objectives during the reporting period given that the higher income, longer-term components of the municipal bond market produced sharply inferior total return relative to lower-income, shorter-term bonds. The bond portfolio manager's strategies were to: 1) maintain exposure to intermediate- and long-term tax-exempt municipal bonds to seek to capture the income advantages of such securities relative to tax-exempt municipal bonds with shorter maturities; 2) invest only in tax-exempt municipal bonds whose interest is not subject to (or not a specific preference item for purposes of) the federal alternative minimum tax for individuals or corporations; 3) maintain a significant weighting in low investment-grade and non-investment grade bonds, 6 or equivalents, given their income advantages; and 4) adjusting portfolio duration, 7 or sensitivity to interest rates and yield curve exposures, in an effort to enhance bond portfolio total return as market interest rates fluctuate. During the period, the bond portfolio manager significantly reduced the fund's exposure to bonds with 20 years or more in remaining maturity and increased exposure to securities with 5 to 19 years in remaining maturity to dampen the fund's losses from underperformance of long-term securities.

The fund's yield curve positioning and credit-quality exposure detracted from fund performance. The fund's significant allocation to long-term tax-exempt municipal bonds with maturities of 22 years or more--the allocation to which was reduced to a period average of 35% of the fund's bond portfolio in fiscal 2008 from 49% in fiscal 2007--sharply underperformed the BCMB as the tax-exempt municipal yield curve steepened and prices of long-term securities fell. A steepening yield curve means that the difference in yield between long-term and short-term securities increased. Portfolio holdings of "BBB" and lower rated (or non-rated comparable quality) tax-exempt municipal bonds--which represented about 28% of the bond portfolio on average for fiscal 2008--also detracted from fund performance as widening credit spreads resulted in sharper price declines for such securities relative to higher-quality, lower-yielding securities. 8

6 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

7 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

8 Bond prices are sensitive to changes in interest rates and interest rate spreads between bonds of varying credit quality. A rise in interest rates or interest rate spreads can cause a decline in their prices.

DURATION - TAX-EXEMPT MUNICIPAL BONDS

Duration management is a component of the fund's investment strategy. Over the 12-month reporting period, the duration of the fund's tax-exempt municipal bond portfolio averaged 7.1 years, which was longer than the duration of the BCMB. This longer duration reflected the fund's focus on intermediate and long-term securities given their yield advantages. Although position adjustments were undertaken to dampen interest rate risk, the fund's longer duration relative to the BCMB detracted from fund performance as intermediate- and long-term tax-exempt municipal interest rates rose sharply over the period and short-term municipal interest rates declined.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Muni and Stock Advantage Fund (Class A Shares) (the "Fund") from September 26, 2003 (start of performance) to October 31, 2008, compared to the Barclays Capital Municipal Bond Index (BCMB) 2 and the Russell 1000 Value Index (RU1000). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2008
1 Year	(20.97)%
5 Years	1.76%
Start of Performance (9/26/2003)	2.11%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50% ..

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The BCMB and the RU1000 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The BCMB and RU1000 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The BCMB is a market-value weighted index for the long-term tax-exempt bond market. As of October 2008, approximately 44,181 bonds were included in the index with a market value of $1.06 trillion. To be included in the BCMB, bonds must have a minimum credit rating of at least Baa, an outstanding par value of at least $7 million, be issued as part of a transaction of at least $75 million that took place after December 31, 1990 and be at least one year from their maturity date. The index includes both zero coupon bonds and bonds subject to alternative minimum tax. The RU1000 measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. The indexes are not adjusted to reflect sales charges, expenses and other fees. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Muni and Stock Advantage Fund (Class B Shares) (the "Fund") from September 26, 2003 (start of performance) to October 31, 2008, compared to the Barclays Capital Municipal Bond Index (BCMB) 2 and the Russell 1000 Value Index (RU1000). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2008
1 Year	(21.26)%
5 Years	1.73%
Start of Performance (9/26/2003)	2.23%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BCMB and the RU1000 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The BCMB and RU1000 are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The BCMB is a market-value weighted index for the long-term tax-exempt bond market. As of October 2008, approximately 44,181 bonds were included in the index with a market value of $1.06 trillion. To be included in the BCMB, bonds must have a minimum credit rating of at least Baa, an outstanding par value of at least $7 million, be issued as part of a transaction of at least $75 million that took place after December 31, 1990 and be at least one year from their maturity date. The index includes both zero coupon bonds and bonds subject to alternative minimum tax. The RU1000 measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. The indexes are not adjusted to reflect sales charges, expenses and other fees. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Muni and Stock Advantage Fund (Class C Shares) (the "Fund") from September 26, 2003 (start of performance) to October 31, 2008, compared to the Barclays Capital Municipal Bond Index (BCMB) 2 and the Russell 1000 Value Index (RU1000). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2008
1 Year	(17.73)%
5 Years	2.08%
Start of Performance (9/26/2003)	2.41%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the 1.00% contingent deferred sales charge, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BCMB and RU1000 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The BCMB and RU1000 are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The BCMB is a market-value weighted index for the long-term tax-exempt bond market. As of October 2008, approximately 44,181 bonds were included in the index with a market value of $1.06 trillion. To be included in the BCMB, bonds must have a minimum credit rating of at least Baa, an outstanding par value of at least $7 million, be issued as part of a transaction of at least $75 million that took place after December 31, 1990 and be at least one year from their maturity date. The index includes both zero coupon bonds and bonds subject to alternative minimum tax. The RU1000 measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. The indexes are not adjusted to reflect sales charges, expenses and other fees. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Muni and Stock Advantage Fund (Class F Shares) (the "Fund") from May 31, 2007 (start of performance) to October 31, 2008, compared to the Barclays Capital Municipal Bond Index (BCMB) 2 and the Russell 1000 Value Index (RU1000). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2008
1 Year	(17.92)%
Start of Performance (5/31/2007)	(13.15)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied to any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BCMB and RU1000 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The BCMB and RU1000 are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The BCMB is a market-value weighted index for the long-term tax-exempt bond market. As of October 2008, approximately 44,181 bonds were included in the index with a market value of $1.06 trillion. To be included in the BCMB, bonds must have a minimum credit rating of at least Baa, an outstanding par value of at least $7 million, be issued as part of a transaction of at least $75 million that took place after December 31, 1990 and be at least one year from their maturity date. The index includes both zero coupon bonds and bonds subject to alternative minimum tax. The RU1000 measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. The indexes are not adjusted to reflect sales charges, expenses and other fees. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At October 31, 2008, the Fund's portfolio composition 1 was as follows:

Sector	Percentage of Total Net Assets
Tax-Exempt, Fixed-Income Securities	63.7%
Equity Securities	34.1%
Cash Equivalents [2]	1.2%
Other Assets and Liabilities--Net [3]	1.0%
TOTAL	100.0%

At October 31, 2008, the Fund's sector composition 4 for its equity securities was as follows:

Sector Composition	Percentage of Equity Securities
Financials	20.3%
Consumer Staples	12.4%
Industrials	12.1%
Health Care	11.0%
Energy	10.7%
Consumer Discretionary	8.5%
Telecommunication Services	7.0%
Utilities	7.0%
Information Technology	6.3%
Materials	4.7%
TOTAL	100.0%

1 See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.

2 Cash Equivalents include any investments in tax-exempt variable rate instruments.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

4 Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

At October 31, 2008, the Fund's sector composition 5 for its tax-exempt securities was as follows:

Sector Composition	Percentage of Municipal Securities
Insured	33.0%
Hospital	11.9%
Refunded	9.5%
General Obligation--Local	7.5%
Senior Care	7.4%
Public Power	6.4%
General Obligation--State	4.6%
Special Tax	3.7%
Education	3.6%
Tobacco	3.5%
Other Securities [6]	8.9%
TOTAL	100.0%

5 Sector classifications and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underling obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned to the "Insured" sector. Refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

6 For purposes of this table, sector classifications constitute 91.1% of the Fund's total investments in tax-exempt securities. Remaining tax-exempt security sectors have been aggregated under the designation "Other Securities."

Portfolio of Investments

October 31, 2008

Shares			Value
		COMMON STOCKS--34.1%
		Consumer Discretionary--2.9%
19,110		Black & Decker Corp.	$967,348
108,935		CBS Corp. - Class B	1,057,759
17,805		Fortune Brands, Inc.	679,083
68,750		Home Depot, Inc.	1,621,813
213,700		Leggett and Platt, Inc.	3,709,832
190,685		Macy's, Inc.	2,343,519
144,630		Mattel, Inc.	2,172,343
87,025		Nordstrom, Inc.	1,574,282
223,905		Regal Entertainment Group	2,874,940
37,855		Time Warner, Inc.	381,957
		TOTAL	17,382,876
		Consumer Staples--4.2%
91,480		Altria Group, Inc.	1,755,501
8,270		Anheuser-Busch Cos., Inc.	512,988
47,125		Coca-Cola Co.	2,076,327
70,165		Kimberly-Clark Corp.	4,300,413
34,811		Kraft Foods, Inc., Class A	1,014,393
48,710		PepsiCo, Inc.	2,776,957
73,215		Procter & Gamble Co.	4,725,296
23,115		Reynolds American, Inc.	1,131,710
55,880		Sysco Corp.	1,464,056
99,195		Wal-Mart Stores, Inc.	5,536,073
		TOTAL	25,293,714
		Energy--3.7%
58,840		Chevron Corp.	4,389,464
88,685		ConocoPhillips	4,613,394
21,780		EnCana Corp.	1,108,820
87,070		Exxon Mobil Corp.	6,453,628
97,235		Marathon Oil Corp.	2,829,539
10,070		Occidental Petroleum Corp.	559,288
Shares			Value
		COMMON STOCKS--continued
		Energy--continued
76,415		Patterson-UTI Energy, Inc.	$1,014,027
93,427		Precision Drilling Trust	1,003,406
		TOTAL	21,971,566
		Financials--6.9%
84,245		Ace, Ltd.	4,832,293
26,375		Aspen Insurance Holdings Ltd.	605,570
75,770		Chubb Corp.	3,926,401
187,180		Huntington Bancshares, Inc.	1,768,851
132,660		JPMorgan Chase & Co.	5,472,225
6,025		M & T Bank Corp.	488,628
185,505		Merrill Lynch & Co., Inc.	3,448,538
26,590		Morgan Stanley	464,527
17,870		NYSE Euronext	539,317
174,810		National City Corp.	471,987
58,105		Nationwide Financial Services, Inc., Class A	2,748,948
316,470		New York Community Bancorp, Inc.	4,955,920
42,585		PNC Financial Services Group	2,839,142
34,580		PartnerRe Ltd.	2,340,720
110,665		The Travelers Cos, Inc.	4,708,796
47,420		U.S. Bancorp	1,413,590
77,355		Wachovia Corp.	495,846
		TOTAL	41,521,299
		Health Care--3.7%
84,420		Bristol-Myers Squibb Co.	1,734,831
107,770		Johnson & Johnson	6,610,612
14,360		Lilly (Eli) & Co.	485,655
38,060		Merck & Co., Inc.	1,177,957
460,610		Pfizer, Inc.	8,157,403
132,185		Wyeth	4,253,713
		TOTAL	22,420,171
		Industrials--4.2%
17,465		3M Co.	1,123,000
16,260		Dover Corp.	516,580
Shares			Value
		COMMON STOCKS--continued
		Industrials--continued
38,495		Eaton Corp.	$1,716,877
21,355		Emerson Electric Co.	698,949
180,890		General Electric Co.	3,529,164
83,155		Illinois Tool Works, Inc.	2,776,545
113,030		Northrop Grumman Corp.	5,299,977
25,270		Pitney Bowes, Inc.	626,191
107,335		Republic Services, Inc.	2,543,840
51,030		United Parcel Service, Inc.	2,693,363
39,210		United Technologies Corp.	2,154,982
37,315		Waste Management, Inc.	1,165,347
		TOTAL	24,844,815
		Information Technology--2.1%
32,145		Analog Devices, Inc.	686,617
13,835		Automatic Data Processing, Inc.	483,533
197,900		Intel Corp.	3,166,400
15,750		International Business Machines Corp.	1,464,278
122,225		Maxim Integrated Products, Inc.	1,662,260
19,110		Microchip Technology, Inc.	470,679
21,640		Microsoft Corp.	483,221
63,285		Molex, Inc.	911,937
85,570		Nokia Oyj, ADR, Class A	1,298,953
115,770		Seagate Technology Holdings	783,763
62,574		Taiwan Semiconductor Manufacturing Co., ADR	516,861
22,780		Texas Instruments, Inc.	445,577
24,370		Xilinx, Inc.	448,895
		TOTAL	12,822,974
		Materials--1.6%
82,295		Alcoa, Inc.	947,215
43,320		Allegheny Technologies, Inc.	1,149,713
40,020		Dow Chemical Co.	1,067,333
397,115		Gold Fields Ltd., ADR	2,640,815
10,375		PPG Industries, Inc.	514,393
34,930		Packaging Corp. of America	587,872
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Materials--continued
28,780		Rohm & Haas Co.	$2,024,673
42,365		Sealed Air Corp.	716,816
		TOTAL	9,648,830
		Telecommunication Services--2.4%
322,485		AT&T, Inc.	8,632,923
16,450		BT Group PLC	310,905
117,490		Verizon Communications	3,485,928
99,515		Vodafone Group PLC, ADR	1,917,654
		TOTAL	14,347,410
		Utilities--2.4%
64,970		AGL Resources, Inc.	1,975,088
47,435		Ameren Corp.	1,539,266
138,250		CenterPoint Energy, Inc.	1,592,640
73,915		Edison International	2,630,635
11,410		Integrys Energy Group, Inc.	543,915
286,425		NiSource, Inc.	3,712,068
32,820		Pinnacle West Capital Corp.	1,038,753
13,235		Progress Energy, Inc.	521,062
22,490		SCANA Corp.	740,146
		TOTAL	14,293,573
		TOTAL COMMON STOCKS (IDENTIFIED COST $234,522,813)	204,547,228
		MUNICIPAL BONDS--63.7%
		Alabama--0.5%
$1,050,000		Courtland, AL IDB, (International Paper Co.), PCR Refunding Bonds (Series 2005A), 5.000%, 06/01/2025	725,571
1,000,000		Mobile, AL Water & Sewer Commissioners Board, Water & Sewer Revenue Bonds (Series 2002), 5.250%, (FGIC INS, MBIA Insurance Corp. INS), 01/01/2020	1,001,660
1,370,000		Montgomery, AL BMC Special Care Facilities Finance Authority, (Health Care Authority for Baptist Health, AL), Revenue Refunding Bonds (Series 2004-C), 5.125%, 11/15/2024	1,146,786
		TOTAL	2,874,017
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Alaska--0.2%
$1,000,000		Alaska Municipal Bond Bank, Revenue Bonds, 5.250%, (MBIA Insurance Corp. INS), 12/01/2022	$996,020
		Arizona--2.6%
4,145,000		Arizona State University, COP (Series 2005A), 5.000%, (AMBAC INS), 09/01/2027	3,816,757
5,525,000		Phoenix, AZ Civic Improvement Corp., Excise Tax Revenue Bonds, 5.000%, (FGIC INS, MBIA Insurance Corp. INS), 07/01/2030	5,040,402
4,315,000		Phoenix, AZ Civic Improvement Corp., Senior Lien Airport Revenue Refunding Bonds (Series 2008C), 5.000%, 07/01/2022	4,202,206
2,000,000		Salt River Project, AZ Agricultural Improvement & Power District, Electric System Revenue Bonds (Series 2008A), 5.000%, 01/01/2028	1,956,440
850,000		Tempe, AZ IDA, (Friendship Village of Tempe), Senior Living Refunding Revenue Bonds (Series 2004A), 5.375%, 12/01/2013	756,330
		TOTAL	15,772,135
		Arkansas--0.1%
1,000,000		Independence County, AR, (Entergy Arkansas, Inc.), PCR Refunding Bonds (Series 2005), 5.000%, 01/01/2021	873,580
		California--3.4%
2,000,000		California Educational Facilities Authority, (California College of the Arts), Revenue Bonds (Series 2005), 5.000%, 06/01/2035	1,306,900
570,000		California Health Facilities Financing Authority, Health Facility Revenue Bonds (Series 2004I), 4.95% TOBs (Catholic Healthcare West), Mandatory Tender 7/1/2014	550,837
3,000,000		California State, UT GO Bonds, 5.000%, 11/01/2022	2,895,150
315,000		California State, UT GO Bonds, 5.250%, 02/01/2019	316,723
70,000		California State, UT GO Bonds, 5.500%, (United States Treasury PRF 4/1/2014@100), 04/01/2030	77,433
1,265,000		California State, UT GO Bonds, 5.500%, (United States Treasury PRF 4/1/2014@100), 04/01/2030	1,399,330
250,000		California State, Various Purpose UT GO Bonds, 5.250%, 11/01/2018	252,955
900,000		California State, Various Purpose UT GO Bonds, 5.000%, 11/01/2021	874,287
300,000		California State, Various Purpose UT GO Bonds, 5.250%, 11/01/2019	301,530
165,000		California State, Various Purpose UT GO Bonds, 5.500%, (United States Treasury PRF 4/1/2014@100), 04/01/2030	182,521
1,000,000		California State, Various Purpose UT GO Bonds, 5.500%, 03/01/2026	997,700
Principal Amount			Value
		MUNICIPAL BONDS--continued
		California--continued
$1,175,000	[1]	California Statewide Communities Development Authority, (Thomas Jefferson School of Law), Refunding Revenue Bonds (Series 2005B), 4.875%, (United States Treasury PRF 10/1/2015@100), 10/01/2031	$1,205,256
695,000		Central Unified School District, CA, UT GO Bonds (Series 2004A), 5.500%, (United States Treasury PRF 7/1/2014@100), 07/01/2023	755,792
860,000		Glendale, CA Unified School District, UT GO Bonds (Series 2003F), 5.000%, (MBIA Insurance Corp. INS), 09/01/2023	848,424
1,000,000		Golden State Tobacco Securitization Corp., CA, (California State), Tobacco Settlement Enhanced Asset Backed Revenue Bonds (Series 2003B), 5.375%, (United States Agency PRF 6/1/2010@100), 06/01/2028	1,035,110
1,595,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Bonds (Series 2007A-1), 5.750%, 06/01/2047	1,044,039
1,000,000		Trustees of the California State University, Revenue Bonds (Series A), 5.125%, (AMBAC INS), 11/01/2026	964,130
4,000,000		University of California, LT Project Revenue Bonds (2005 Series B), 5.000%, (FSA INS), 05/15/2023	3,907,040
1,545,000		Yucaipa Valley Water District, CA, Water System Revenue COP (Series 2004A), 5.250%, (MBIA Insurance Corp. INS), 09/01/2023	1,449,411
		TOTAL	20,364,568
		Colorado--2.3%
1,250,000		Colorado Educational & Cultural Facilities Authority, (Colorado University Lab), Revenue Bonds, 5.250%, (Syncora Guarantee, Inc. INS), 06/01/2024	1,186,175
1,500,000		Colorado Educational & Cultural Facilities Authority, (Peak to Peak Charter School Project), Refunding Revenue Bonds, 5.250%, (Syncora Guarantee, Inc. INS), 08/15/2019	1,492,185
1,000,000		Colorado Health Facilities Authority, (Christian Living Communities), Revenue Bonds (Series 2006A), 5.750%, 01/01/2037	677,880
4,250,000		Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), Revenue Bonds (Series 2005), 5.000%, 12/01/2035	2,853,280
760,000		Colorado Health Facilities Authority, (Evangelical Lutheran Good Samaritan Society), Health Facilities Revenue Bonds (Series 2004A), 5.250%, 06/01/2034	567,986
495,000		Colorado Health Facilities Authority, (Evangelical Lutheran Good Samaritan Society), Health Facilities Revenue Bonds (Series 2005), 5.250%, 06/01/2023	415,632
1,590,000		Colorado State Higher Education Capital Construction Lease Purchase Financing Program, COP (Series 2008), 5.500%, 11/01/2027	1,564,258
1,250,000		Conservatory Metropolitan District, CO, LT GO Bonds, 6.750%, (United States Treasury PRF 12/1/2013@102), 12/01/2034	1,459,225
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Colorado--continued
$900,000		Denver, CO Convention Center Hotel Authority, Revenue Bonds (Series A), 5.000%, (United States Treasury PRF 12/1/2013@100), 12/01/2021	$954,162
1,000,000		Denver, CO Health & Hospital Authority, Revenue Bonds, 6.250%, (United States Treasury PRF 12/1/2014@100), 12/01/2033	1,142,590
1,750,000		Eagle Bend, CO Metropolitan District No. 2, Refunding & Improvement LT GO Bonds, 5.250%, (Radian Asset Assurance, Inc. INS), 12/01/2023	1,395,117
		TOTAL	13,708,490
		Delaware--0.0%
200,000		Delaware Health Facilities Authority, (Beebe Medical Center), Refunding Revenue Bonds (Series 2004A), 5.500%, 06/01/2024	171,968
		District of Columbia--2.0%
3,000,000		District of Columbia Hospital Authority, (Children's Hospital Obligated Group), Hospital Revenue Bonds (Series 2008), 5.250%, (Assured Guaranty Corp. INS), 07/15/2038	2,633,310
3,965,000		District of Columbia Water & Sewer Authority, Public Utility Refunding Revenue Bonds (Series 2008A), 5.000%, (Assured Guaranty Corp. INS), 10/01/2026	3,771,072
1,000,000		District of Columbia Water & Sewer Authority, Public Utility Subordinated Lien Revenue Refunding Bonds (Series 2008A), 5.000%, (Assured Guaranty Corp. INS), 10/01/2023	968,290
5,000,000		District of Columbia, UT GO Bonds (Series 2004A), 5.000%, (FSA INS), 06/01/2025	4,777,200
		TOTAL	12,149,872
		Florida--3.6%
5,250,000		Alachua County, FL Health Facilities Authority, (Shands Teaching Hospital and Clinics, Inc.), Revenue Bonds (Series 2007A), Floating Rate Notes, 2.753%, 12/01/2037	3,465,000
900,000		Broward County, FL Educational Facilities Authority, (Nova Southeastern University), Educational Facilities Revenue Bonds (Series 2004B), 5.600%, 04/01/2029	725,517
650,000		East Homestead, FL Community Development District, Special Assessment Revenue Bonds (Series 2005), 5.450%, 05/01/2036	442,929
2,275,000		Florida State Department of Children & Families, (Florida State), (South Florida Evaluation Treatment Center) COP, 5.000%, 10/01/2020	2,204,429
3,000,000		Florida State Education System, Facilities Revenue Bonds (Series 2005A), 5.000%, (MBIA Insurance Corp. INS), 05/01/2027	2,820,600
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Florida--continued
$500,000		Highlands County, FL Health Facilities Authority, (Adventist Health (United States Treasury PRF 11/15/2012@100), System/Sunbelt Obligated Group), Hospital Revenue Bonds (Series 2002B), 5.250%, 11/15/2023	$536,385
750,000		Miami Beach, FL Health Facilities Authority, (Mt. Sinai Medical Center, FL), Hospital Revenue Bonds (Series 2001A), 6.700%, 11/15/2019	628,792
1,100,000		Miami-Dade County, FL Aviation, Revenue Bonds (Series 2008B), 5.000%, (Assured Guaranty Corp. INS), 10/01/2023	1,029,567
5,000,000		Miami-Dade County, FL School Board, COP (Series 2008B), 5.250%, (Assured Guaranty Corp. INS), 05/01/2019	5,096,250
415,000		Orlando, FL Urban Community Development District, Capital Improvement Revenue Bonds, 6.000%, 05/01/2020	347,845
1,130,000		St. Johns County, FL IDA, (Presbyterian Retirement Communities), First Mortgage Revenue Bonds (Series 2004A), 5.850%, 08/01/2024	947,098
1,740,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2006), 5.400%, 05/01/2037	1,171,333
665,000		Tuscany Reserve Community Development District, FL, Capital Improvement Revenue Bonds (Series 2005B), 5.250%, 05/01/2016	538,936
1,500,000		Volusia County, FL Education Facility Authority, (Embry-Riddle Aeronautical University, Inc.), Educational Facilities Refunding Revenue Bonds (Series 2005), 5.000%, (Radian Asset Assurance, Inc. INS), 10/15/2025	1,225,440
495,000		Winter Garden Village at Fowler Groves Community Development District, FL, Special Assessment Bonds (Series 2006), 5.650%, 05/01/2037	365,142
		TOTAL	21,545,263
		Georgia--1.0%
5,000,000		Athens-Clarke County, GA Water & Sewerage, Revenue Bonds (Series 2008), 5.625%, 01/01/2028	5,051,650
615,000		Atlanta, GA, (Eastside Tax Allocation District), Tax Allocation Bonds (Series 2005B), 5.600%, 01/01/2030	430,555
750,000		Fulton County, GA Residential Care Facilities, (Canterbury Court), Revenue Bonds (Series 2004A), 6.125%, 02/15/2026	571,702
		TOTAL	6,053,907
		Illinois--4.4%
625,000		Bolingbrook, IL, (Forest City Project), Special Service Area No. 2005-1 Special Tax Bonds (Series 2005), 5.900%, 03/01/2027	497,269
2,615,000		Chicago, IL Housing Authority Capital Program, Refunding Revenue Bonds, 5.000%, (FSA INS), 07/01/2017	2,664,842
10,600,000		Chicago, IL Housing Authority Capital Program, Refunding Revenue Bonds, 5.000%, (FSA INS), 07/01/2026	9,982,232
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Illinois--continued
$3,000,000		Chicago, IL O'Hare International Airport, 3rd Lien Refunding Revenue Bonds (Series 2004A), 5.000%, (MBIA Insurance Corp. INS), 01/01/2026	$2,698,800
1,180,000		Chicago, IL O'Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2005A), 5.250%, (MBIA Insurance Corp. INS), 01/01/2026	1,097,813
1,000,000		Chicago, IL Park District, LT GO Bonds (Series 2004A), 5.000%, (AMBAC INS), 01/01/2026	965,290
415,000		DuPage County, IL, (Naperville Campus LLC), Special Tax Bonds (Series 2006), 5.625%, 03/01/2036	283,200
1,335,000		Harvey, IL, Refunding & Improvement UT GO Bonds (Series 2007A), 5.625%, 12/01/2032	1,143,321
1,000,000		Illinois Finance Authority, (Friendship Village of Schaumburg), Revenue Bonds (Series 2005A), 5.625%, 02/15/2037	634,540
3,250,000		Illinois Finance Authority, (Illinois Institute of Technology), Revenue Bonds (Series 2006A), 5.000%, 04/01/2031	2,474,875
2,890,000		Illinois Finance Authority, (Illinois Institute of Technology), Revenue Bonds (Series 2006A), 5.000%, 04/01/2036	2,128,312
875,000		Illinois Finance Authority, (Landing at Plymouth Place), Revenue Bonds (Series 2005A), 6.000%, 05/15/2025	655,550
625,000		Illinois Finance Authority, (Landing at Plymouth Place), Revenue Bonds (Series 2005A), 6.000%, 05/15/2037	427,469
1,000,000		Illinois Health Facilities Authority, (Tabor Hills Supportive Living LLC), Revenue Bonds (Series 2006), 5.250%, 11/15/2036	636,200
		TOTAL	26,289,713
		Indiana--0.9%
2,500,000		Indiana Health & Educational Facility Financing Authority, (Baptist Homes of Indiana), Revenue Bonds (Series 2005), 5.250%, 11/15/2035	1,915,600
1,500,000		Indiana Health & Educational Facility Financing Authority, (Community Foundation of Northwest Indiana), Hospital Revenue Bonds (Series 2007), 5.500%, 03/01/2027	1,188,435
700,000		Indiana Health Facility Financing Authority, (Community Foundation of Northwest Indiana), Hospital Revenue Bonds (Series 2004A), 6.250%, 03/01/2025	629,825
2,500,000		St. Joseph County, IN Hospital Authority, (Madison Center Obligated Group), Health Facilities Revenue Bonds (Series 2005), 5.375%, 02/15/2034	1,815,375
		TOTAL	5,549,235
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Iowa--0.3%
$375,000		Bremer County, IA Retirement Facilities, (Bartels Lutheran Retirement Community), Retirement Facility Revenue Bonds (Series 2005A), 5.375%, 11/15/2027	$244,271
2,035,000		Iowa Finance Authority, (Deerfield Retirement Community, Inc.), Senior Living Facility Revenue Refunding Bonds (Series 2007A), 5.500%, 11/15/2037	1,180,137
500,000		Scott County, IA, (Ridgecrest Village), Revenue Refunding Bonds (Series 2004), 5.625%, 11/15/2018	454,790
		TOTAL	1,879,198
		Kentucky--0.1%
390,000		Kentucky EDFA, (Norton Healthcare, Inc.), Revenue Bonds (Series 2000A), 6.625%, (United States Treasury PRF 10/1/2010@101), 10/01/2028	423,864
110,000		Kentucky EDFA, (Norton Healthcare, Inc.), Revenue Bonds (Series 2000A), 6.625%, 10/01/2028	103,963
		TOTAL	527,827
		Louisiana--0.6%
1,000,000		Opelousas, LA General Hospital Authority, (Opelousas General Health System), Revenue Bonds, 5.300%, 10/01/2018	908,250
1,000,000		St. John the Baptist Parish, LA, (Marathon Oil Corp.), Environmental Improvement Refunding Revenue Bonds (Series 1998), 5.350%, 12/01/2013	904,550
3,000,000		St. John the Baptist Parish, LA, (Marathon Oil Corp.), Revenue Bonds (Series 2007A), 5.125%, 06/01/2037	1,864,380
		TOTAL	3,677,180
		Maryland--0.2%
675,000		Maryland State Health & Higher Educational Facilities Authority, (King Farm Presbyterian Retirement Community), Revenue Bonds (Series 2007B), 5.000%, 01/01/2017	528,376
500,000		Maryland State IDFA, (Our Lady of Good Counsel High School), EDRBs (Series 2005A), 6.000%, 05/01/2035	350,255
		TOTAL	878,631
		Massachusetts--0.8%
1,750,000		Massachusetts HEFA, (Berkshire Health System), Revenue Bonds (Series 2005F), 5.000%, (Assured Guaranty Corp. INS), 10/01/2019	1,686,177
205,000		Massachusetts HEFA, (Milford Regional Medical Center), Revenue Bonds (Series 1998C), 5.750%, 07/15/2013	196,033
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Massachusetts--continued
$2,000,000		Massachusetts HEFA, (Milford Regional Medical Center), Revenue Bonds (Series 2002D), 6.350%, (United States Treasury PRF 7/15/2012@101), 07/15/2032	$2,210,040
1,000,000		Massachusetts HEFA, (Northern Berkshire Health System), Revenue Bonds (Series 2004A), 6.375%, 07/01/2034	750,480
		TOTAL	4,842,730
		Michigan--3.3%
1,100,000		Cornell Township MI, Economic Development Corp., (MeadWestvaco Corp.), Refunding Revenue Bonds, 5.875%, (United States Treasury PRF 5/1/2012@100), 05/01/2018	1,197,460
1,905,000		Delta County, MI Economic Development Corp., (MeadWestvaco Corp.), Environmental Improvement Revenue Refunding Bonds (Series A), 6.250%, (United States Treasury PRF 4/15/2012@100), 04/15/2027	2,085,442
9,000,000		Detroit, MI City School District, UT GO Bonds (Series 2005A), 5.000%, (FSA INS), 05/01/2017	9,154,800
4,370,000		Detroit, MI, UT GO Bonds (Series 2008-A), 5.000%, (Assured Guaranty Corp. INS), 04/01/2024	4,058,769
300,000		Gaylord, MI Hospital Finance Authority, (Otsego Memorial Hospital Obligated Group), Hospital Revenue Refunding Bonds (Series 2004), 6.500%, 01/01/2037	222,408
1,000,000		Kent Hospital Finance Authority, MI, (Metropolitan Hospital), Revenue Bonds (Series 2005A), 6.250%, 07/01/2040	817,780
1,000,000		Michigan State Hospital Finance Authority, (Oakwood Obligated Group), Revenue Bonds, 5.500%, 11/01/2013	1,008,990
1,000,000		Riverview, MI Community School District, Refunding UT GO Bonds, 5.000%, (GTD by Q-SBLF), 05/01/2021	997,240
		TOTAL	19,542,889
		Minnesota--0.1%
500,000		Minneapolis/St. Paul, MN Housing & Redevelopment Authority, (HealthPartners Obligated Group), Health Care Facility Revenue Bonds (Series 2003), 6.000%, 12/01/2019	471,885
		Mississippi--0.2%
750,000		Mississippi Business Finance Corp., (System Energy Resources, Inc.), PCRBs, 5.875%, 04/01/2022	604,402
900,000		Mississippi Hospital Equipment & Facilities Authority, (Southwest Mississippi Regional Medical Center), Refunding & Improvement Revenue Bonds, 5.750%, 04/01/2023	776,673
		TOTAL	1,381,075
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Missouri--0.5%
$1,500,000		Missouri Development Finance Board, (Branson, MO), Infrastructure Facilities Revenue Bonds (Series 2004A), 5.250%, 12/01/2019	$1,257,855
2,000,000		Missouri State HEFA, (BJC Health System, MO), Health Facilities Revenue Bonds, 5.250%, 05/15/2018	1,933,000
		TOTAL	3,190,855
		Nevada--2.0%
8,585,000		Clark County, NV School District, LT GO School Bonds (2007C), 5.000%, 06/15/2025	8,367,027
245,000		Clark County, NV, (Mountains Edge SID No. 142), LO Improvement Bonds (Series 2003), 5.800%, 08/01/2015	223,217
500,000		Clark County, NV, (Summerlin-Mesa SID No. 151), Special Assessment Revenue Bonds (Series 2005), 5.000%, 08/01/2025	341,375
2,000,000		Clark County, NV, IDRBs (Series 2003C), 5.45% TOBs (Southwest Gas Corp.), Mandatory Tender 3/1/2013	1,824,580
245,000		Henderson, NV, (Falls at Lake Las Vegas LID No. T-16), LID No. T-16 LT Obligation Improvement Bonds, 5.100%, 03/01/2022	137,651
580,000		Henderson, NV, (Falls at Lake Las Vegas LID No. T-16), LID No. T-16 LT Obligation Improvement Bonds, 5.125%, 03/01/2025	303,543
655,000		Las Vegas Valley, NV Water District, Refunding LT GO Bonds (Series 2003B), 5.000%, (MBIA Insurance Corp. INS), 06/01/2027	623,003
		TOTAL	11,820,396
		New Hampshire--0.1%
690,000		New Hampshire HEFA, (Havenwood-Heritage Heights), Revenue Bonds (Series 2006A), 5.350%, 01/01/2026	468,006
		New Jersey--1.5%
2,225,000		New Jersey EDA, (New Jersey State), School Facilities Construction Bonds (Series 2008Y), 5.000%, 09/01/2019	2,232,231
1,000,000		New Jersey EDA, (New Jersey State), School Facilities Construction Revenue Bonds (Series 2004I), 5.250%, (United States Treasury PRF 9/1/2014@100), 09/01/2028	1,089,530
1,000,000		New Jersey EDA, (Winchester Gardens at Ward Homestead), First Mortgage Refunding Revenue Bonds (Series 2004A), 4.800%, 11/01/2013	934,360
300,000		New Jersey EDA, (Winchester Gardens at Ward Homestead), Revenue Refunding Bonds (Series A), 5.750%, 11/01/2024	253,278
900,000		New Jersey Health Care Facilities Financing Authority, (Children's Specialized Hospital), Revenue Bonds, (Series 2005A), 5.500%, 07/01/2030	715,050
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New Jersey--continued
$575,000		New Jersey State Educational Facilities Authority, (Georgian Court University), Revenue Bonds (Series 2007), 5.250%, 07/01/2027	$496,760
3,050,000		Tobacco Settlement Financing Corp., NJ, Revenue Bonds, 7.000%, (United States Treasury PRF 6/1/2013@100), 06/01/2041	3,516,436
		TOTAL	9,237,645
		New Mexico--0.1%
500,000	[1,2]	Jicarilla, NM Apache Nation, Revenue Bonds, 5.500%, 09/01/2023	490,035
		New York--5.0%
500,000		Dutchess County, NY IDA, (St. Francis Hospital and Health Centers), Civic Facility Revenue Bonds (Series 2004B), 7.500%, 03/01/2029	478,045
200,000		Long Island Power Authority, NY, Electric System Revenue Bonds (Series C), 5.000%, 09/01/2022	193,394
2,500,000	[1]	New York City, NY IDA, (7 World Trade Center LLC), Liberty Revenue Bonds (Series A), 6.500%, 03/01/2035	1,711,775
4,000,000		New York City, NY IDA, (Yankee Stadium LLC), CPI PILOT Revenue Bonds (Series 2006), 6.192%, (FGIC INS), 03/01/2021	2,730,600
665,000		New York City, NY Municipal Water Finance Authority, Water & Sewer System Revenue Bonds (Series 2009A), 5.750%, 06/15/2040	662,832
1,000,000		New York City, NY Transitional Finance Authority, Future Tax Secured Bonds (2003 Series C), 5.250%, (AMBAC INS), 08/01/2022	1,005,660
335,000		New York City, NY, UT GO Bonds (Fiscal 2003 Series J), 5.500%, (United States Treasury PRF 6/1/2013@100), 06/01/2023	369,294
40,000		New York City, NY, UT GO Bonds (Fiscal 2003 Series J), 5.500%, 06/01/2023	40,142
350,000		New York City, NY, UT GO Bonds (Fiscal 2004 Series D), 5.250%, 10/15/2020	347,721
800,000		New York City, NY, UT GO Bonds (Fiscal 2004 Series I), 5.000%, 08/01/2019	788,888
1,500,000		New York City, NY, UT GO Bonds (Fiscal 2005 Series C), 5.250%, 08/15/2024	1,466,820
1,000,000		New York City, NY, UT GO Bonds (Fiscal 2005 Series D), 5.000%, 11/01/2025	939,980
2,215,000		New York City, NY, UT GO Bonds (Fiscal 2006 Series E-1), 5.000%, 08/01/2023	2,115,325
5,000,000		New York City, NY, UT GO Bonds (Series 2009E-1), 5.250%, 10/15/2017	5,123,700
1,410,000		New York State Dormitory Authority, (Health Quest Systems, Inc. Obligated Group), Revenue Bonds (Series 2007B), 5.250%, (Assured Guaranty Corp. INS), 07/01/2027	1,385,212
4,870,000		New York State Environmental Facilities Corp., (New York State Personal Income Tax Revenue Bond Fund), Revenue Bonds (Series 2007A), 5.000%, 12/15/2022	4,872,922
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New York--continued
$2,500,000		New York State Thruway Authority, (New York State Personal Income Tax Revenue Bond Fund), Revenue Bonds (Series 2007A), 5.250%, 03/15/2026	$2,510,400
1,095,000		New York State Thruway Authority, (New York State Thruway Authority - Dedicated Highway & Bridge Trust Fund), Second General Highway and Bridge Trust Fund Bonds (Series 2008A), 5.000%, 04/01/2022	1,075,848
500,000		Tobacco Settlement Financing Corp., NY, (New York State), Asset-Backed Revenue Bonds (Series 2003A-1), 5.500%, 06/01/2018	503,525
900,000		Tobacco Settlement Financing Corp., NY, (New York State), Revenue Bonds (Series 2003C-1), 5.500%, 06/01/2018	906,345
500,000		Tobacco Settlement Financing Corp., NY, (New York State), Revenue Bonds (Series 2003C-1), 5.500%, 06/01/2022	488,300
		TOTAL	29,716,728
		North Carolina--1.7%
6,500,000		Johnston Memorial Hospital Authority, NC, (Johnston Memorial Hospital), FHA INS Mortgage Revenue Bonds (Series 2008), 5.250%, (FSA INS), 10/01/2024	6,229,080
1,000,000		North Carolina Medical Care Commission, (Arc of North Carolina Projects), Health Care Housing Revenue Bonds (Series 2004A), 5.800%, 10/01/2034	776,990
2,000,000		North Carolina Medical Care Commission, (Pennybyrn at Maryfield), Healthcare Facilities Revenue Bonds (Series 2005A), 5.650%, 10/01/2025	1,388,080
1,535,000		North Carolina Municipal Power Agency No. 1, Revenue Bonds (Series 2008C), 5.250%, 01/01/2020	1,477,161
		TOTAL	9,871,311
		Ohio--2.2%
2,850,000		American Municipal Power-Ohio, Inc., Prairie State Energy Campus Project Revenue Bonds (Series 2008A), 5.000%, 02/15/2016	2,932,165
6,680,000		Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series 2007A), 6.500%, 06/01/2047	4,580,075
230,000		Cleveland-Cuyahoga County, OH Port Authority, (Port of Cleveland Bond Fund), Development Revenue Bonds (Series 2005B), 5.125%, 05/15/2025	168,486
1,800,000		Franklin County, OH Health Care Facilities, (Ohio Presbyterian Retirement Services), Improvement Revenue Bonds (Series 2005A), 5.125%, 07/01/2035	1,287,504
500,000		Franklin County, OH Health Care Facilities, (Ohio Presbyterian Retirement Services), Revenue Refunding Bonds, 5.500%, 07/01/2021	434,965
1,000,000		Ohio State Air Quality Development Authority, Environmental Improvement Refunding Revenue Bonds (Series 1995), 5.00% TOBs (Marathon Oil Corp.), Mandatory Tender 11/1/2011	956,260
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Ohio--continued
$500,000		Ohio State Higher Educational Facilities, (Baldwin-Wallace College), Revenue Bonds, 5.500%, 12/01/2021	$466,070
1,010,000		Ohio State Higher Educational Facilities, (Baldwin-Wallace College), Revenue Bonds, 5.500%, 12/01/2022	934,341
1,000,000		Ohio State Higher Educational Facilities, (Mount Union College), Revenue Bonds, 5.250%, 10/01/2026	895,050
400,000		Toledo-Lucas County, OH Port Authority, (CSX Corp.), Revenue Bonds, 6.450%, 12/15/2021	357,416
375,000		Toledo-Lucas County, OH Port Authority, (Crocker Park Public Improvement Project), Special Assessment Revenue Bonds, 5.250%, 12/01/2023	312,596
		TOTAL	13,324,928
		Oklahoma--0.3%
2,000,000		Oklahoma County, OK Finance Authority, (Concordia Life Care Community), Retirement Facility Revenue Bonds (Series 2005), 6.000%, 11/15/2038	1,359,700
515,000		Oklahoma State Industrial Authority, (Oklahoma Med Resh Foundation), Revenue Bonds, 5.250%, (AMBAC INS), 02/01/2021	498,994
		TOTAL	1,858,694
		Pennsylvania--4.4%
300,000		Allegheny County, PA Higher Education Building Authority, (Chatham College), Revenue Bonds (Series 2002B), 5.250%, 11/15/2016	273,516
3,095,000		Allegheny County, PA Hospital Development, (UPMC Health System), Hospital Revenue Bonds (Series 2008B), 5.000%, 06/15/2017	3,020,132
500,000		Allegheny County, PA Hospital Development, (West Penn Allegheny Health System), Health System Revenue Bonds (Series 2000B), 9.250%, (United States Treasury PRF 11/15/2010@102), 11/15/2030	569,790
500,000		Allegheny County, PA IDA, (Marathon Oil Corp.), Environmental Improvement Refunding Revenue Bonds (Series 1998), 5.500%, 12/01/2029	373,605
600,000		Allegheny County, PA IDA, (Marathon Oil Corp.), Environmental Improvement Refunding Revenue Bonds (Series 1998), 5.600%, 09/01/2030	440,184
1,300,000		Allegheny County, PA IDA, (United States Steel Corp.), Environmental Improvement Refunding Revenue Bonds (Series 2005), 5.500%, 11/01/2016	1,124,500
85,000		Allegheny County, PA IDA, Revenue Bonds (Series 2002B), 5.000%, (MBIA Insurance Corp. INS), 11/01/2022	79,470
415,000		Allegheny County, PA IDA, Revenue Bonds (Series 2002B), 5.000%, (United States Treasury PRF 11/1/2012@100), 11/01/2022	444,174
2,250,000		Allegheny County, PA, Refunding UT GO Notes (C-59B), (FSA INS), Floating Rate Notes, 2.426%, 11/01/2026	1,710,000
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$2,000,000		Allegheny County, PA, UT GO Bonds (Series C-61), 5.000%, (Assured Guaranty Corp. INS), 12/01/2022	$1,984,360
850,000		Bucks County, PA IDA, (Ann's Choice, Inc.), Retirement Community Revenue Bonds (Series 2005A), 6.250%, 01/01/2035	607,674
2,975,000		Burrell, PA School District, UT GO Bonds (Series 2005A), 5.000%, (FSA INS), 07/15/2025	2,902,410
96,000		Crawford County, PA Hospital Authority, (Wesbury United Methodist Community Obligated Group), Senior Living Facilities Revenue Bonds, 5.900%, 08/15/2009	94,577
250,000		Delaware County, PA Authority, (Neumann College), College Revenue Refunding Bonds (Series 1998A), 5.375%, 10/01/2018	221,283
1,000,000		Lancaster County, PA Hospital Authority, (Lancaster General Hospital), Revenue Bonds, 5.500%, (United States Treasury PRF 9/15/2013@100), 03/15/2026	1,094,130
2,000,000		Lancaster, PA Higher Education Authority, (Franklin & Marshall College), College Revenue Bonds, 5.000%, 04/15/2021	1,931,080
1,000,000		Lehigh County, PA General Purpose Authority, (St. Lukes Hospital of Bethlehem), Hospital Revenue Bonds, 5.375%, (United States Treasury PRF 8/15/2013@100), 08/15/2033	1,092,560
500,000		Montgomery County, PA IDA, (Whitemarsh Continuing Care Retirement Community), Fixed Rate Mortgage Revenue Bonds (Series 2005), 6.250%, 02/01/2035	355,455
250,000		Pennsylvania State Higher Education Facilities Authority, (Dickinson College), Revenue Bonds (Series 2003AA1), 5.000%, (Radian Asset Assurance, Inc. INS), 11/01/2026	203,460
4,000,000		Pennsylvania State Higher Education Facilities Authority, (Foundation for Indiana University of Pennsylvania), Revenue Bonds (Series 2007A), (Syncora Guarantee, Inc. INS), Floating Rate Notes, 3.251%, 07/01/2039	1,740,000
1,000,000		Pennsylvania State Higher Education Facilities Authority, (LaSalle University), Revenue Bonds, 5.250%, 05/01/2023	842,190
500,000		Pennsylvania State Higher Education Facilities Authority, (Messiah College), Revenue Bonds (Series AA), 5.500%, (Radian Asset Assurance, Inc. INS), 11/01/2022	448,975
500,000		Pennsylvania State Higher Education Facilities Authority, (UPMC Health System), Health System Revenue Bonds (Series A), 6.250%, 01/15/2018	511,380
1,000,000		Pennsylvania State Higher Education Facilities Authority, (UPMC Health System), Revenue Bonds (Series 2001A), 6.000%, 01/15/2022	992,700
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$500,000		Pennsylvania State Higher Education Facilities Authority, (UPMC Health System), Revenue Bonds, (Series A), 6.000%, 01/15/2031	$473,015
250,000		Pennsylvania State Higher Education Facilities Authority, (Ursinus College), Revenue Bonds, 5.250%, (Radian Asset Assurance, Inc. INS), 01/01/2027	221,565
500,000		Philadelphia Authority for Industrial Development, (PresbyHomes Germantown/Morrisville), Senior Living Revenue Bonds (Series 2005A), 5.625%, 07/01/2035	370,695
1,500,000		St. Mary Hospital Authority, PA, (Catholic Health East), Health System Revenue Bonds (Series 2004B), 5.375%, (United States Treasury PRF 11/15/2014@100), 11/15/2034	1,638,645
500,000		Westmoreland County, PA IDA, (Redstone Presbyterian Seniorcare Obligated Group), Retirement Community Revenue Bonds (Series 2005A), 5.750%, 01/01/2026	373,100
		TOTAL	26,134,625
		South Carolina--3.7%
2,200,000		Georgetown County, SC Environmental Improvements, (International Paper Co.), Refunding Revenue Bonds, 5.700%, 04/01/2014	2,031,348
3,710,000		Greenville, SC Hospital System, Hospital Refunding Revenue Bonds (Series 2008A), 5.000%, 05/01/2016	3,655,352
825,000		Lancaster County, SC, (Sun City Carolina Lakes Improvement District), Assessment Revenue Bonds (Series 2006), 5.450%, 12/01/2037	531,729
1,445,000		Lexington County, SC Health Services District, Inc., (Lexington Medical Center), Refunding & Improvement Hospital Revenue Bonds, 5.750%, (United States Treasury PRF 11/1/2013@100), 11/01/2028	1,584,616
1,745,000		Myrtle Beach, SC, Hospitality Fee Revenue Bonds (Series 2004A), 5.375%, (FGIC INS, MBIA Insurance Corp. INS), 06/01/2020	1,700,904
60,000		South Carolina Jobs-EDA, (Bon Secours Health System), EDRBs, (Series 2002A), 5.500%, (United States Treasury PRF 11/15/2012@100), 11/15/2023	65,212
215,000		South Carolina Jobs-EDA, (Bon Secours Health System), EDRBs, (Series 2002A), 5.500%, 11/15/2023	190,238
325,000		South Carolina Jobs-EDA, (Bon Secours Health System), Health System Revenue Bonds (Series A), 5.625%, (United States Treasury PRF 11/15/2012@100), 11/15/2030	354,764
1,230,000		South Carolina Jobs-EDA, (Bon Secours Health System), Health System Revenue Bonds (Series A), 5.625%, 11/15/2030	1,042,597
8,000,000		South Carolina Jobs-EDA, (Palmetto Health Alliance), Hospital Revenue Bonds, Floating Rate Notes, 2.570%, Mandatory Tender 08/01/2013	7,600,000
Principal Amount			Value
		MUNICIPAL BONDS--continued
		South Carolina--continued
$1,200,000		South Carolina Jobs-EDA, (Wesley Commons), First Mortgage Health Facilities Refunding Revenue Bonds (Series 2006), 5.300%, 10/01/2036	$753,660
2,500,000		South Carolina State Public Service Authority (Santee Cooper), Revenue Obligations (Series 2008A), 5.500%, 01/01/2038	2,384,750
		TOTAL	21,895,170
		South Dakota--0.5%
4,020,000		Educational Enhancement Funding Corp., SD, Tobacco Revenue Bonds (Series 2002B), 6.500%, 06/01/2032	3,223,678
		Tennessee--2.0%
2,000,000		Johnson City, TN Health & Education Facilities Board, (Mountain States Health Alliance), Hospital First Mortgage Revenue Bonds (Series 2006A), 5.500%, 07/01/2031	1,446,140
365,000		Knox County, TN Health Education & Housing Facilities Board, (Catholic Healthcare Partners), Hospital Facilities Revenue Bonds, 6.500%, 04/15/2031	300,158
5,000,000		Metropolitan Government Nashville & Davidson County, TN, UT GO Bonds, 5.000%, 01/01/2019	5,166,800
5,000,000		Shelby County, TN Health Education & Housing Facilities Board, (Methodist Healthcare), Revenue Bonds (Series 2004A), 5.250%, (FSA INS), 09/01/2020	4,937,650
		TOTAL	11,850,748
		Texas--5.8%
1,545,000		Bexar County, Health Facilities Development Corp., (Army Retirement Residence Foundation), Refunding Revenue Bonds (Series 2007), 5.000%, 07/01/2033	1,085,811
1,000,000		Decatur, TX Hospital Authority, (Wise Regional Health System), Hospital Revenue Bonds (Series 2004A), 7.125%, 09/01/2034	836,380
1,835,000		Galveston County, TX, LT GO Bonds (Series 2003C), 5.250%, (United States Agency PRF 2/1/2013@100), 02/01/2021	1,977,231
1,000,000		HFDC of Central Texas, Inc., (Legacy at Willow Bend), Retirement Facility Revenue Bonds (Series 2006A), 5.750%, 11/01/2036	649,610
3,570,000		Harris County, TX Cultural Education Facilities Finance Corp., (Methodist Hospital, Harris County, TX), Revenue Bonds (Series 2008B), 5.250%, 12/01/2016	3,504,669
1,000,000		Harris County, TX, Refunding Sr. Lien Toll Road Revenue Bonds, 5.000%, (FGIC INS, MBIA Insurance Corp. INS), 08/15/2027	971,450
2,000,000		Lower Colorado River Authority, TX, (LCRA Transmission Services Corp.), Refunding Revenue Bonds (Series 2008), 5.250%, (Berkshire Hathaway Assurance Corp. INS), 05/15/2028	1,968,760
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Texas--continued
$1,000,000		Lower Colorado River Authority, TX, (LCRA Transmission Services Corp.), Refunding Revenue Bonds (Series 2008), 5.750%, 05/15/2023	$1,020,700
1,000,000		Lower Colorado River Authority, TX, Transmission Contract Refunding Revenue Bonds (Series 2003C), 5.250%, (AMBAC INS), 05/15/2018	1,015,690
200,000		Matagorda County, TX Navigation District No. 1, (CenterPoint Energy Houston Electric LLC), COL Refunding Revenue Bonds, 5.600%, 03/01/2027	145,108
1,125,000		Mesquite, TX Health Facilities Development Corp., (Christian Care Centers, Inc.), Retirement Facility Revenue Bonds (Series 2005), 5.625%, 02/15/2035	794,115
500,000		North Central Texas HFDC, (Children's Medical Center of Dallas), Hospital Revenue Refunding Bonds (Series 2002), 5.250%, (AMBAC INS), 08/15/2022	474,095
1,250,000		North Central Texas HFDC, (Northwest Senior Housing Corp. Edgemere Project), Retirement Facility Revenue Bonds (Series 1999), 7.500%, (United States Treasury PRF 11/15/2009@102), 11/15/2029	1,346,438
1,500,000		Pasadena, TX ISD, School Building UT GO Bonds, 5.000%, (GTD by PSFG), 02/15/2027	1,471,695
750,000		Port of Corpus Christi, TX IDC, (Valero Energy Corp.), Revenue Refunding Bonds (Series C), 5.400%, 04/01/2018	611,865
500,000		Sabine River Authority, TX, (Southwestern Electric Power Co.), PCR Refunding Bonds (Series 2006), 4.950%, (MBIA Insurance Corp. INS), 03/01/2018	470,175
250,000		Sabine River Authority, TX, (Texas Competitive Electric Holdings Co. LLC), PCR Refunding Bonds (Series 2003B), 6.150%, 08/01/2022	170,363
5,000,000		San Antonio, TX Electric & Gas System, Revenue Bonds (Series 2008), 5.000%, 02/01/2018	5,143,250
1,000,000		San Leanna, TX Education Facilities Corp., (Saint Edward's University), Higher Education Revenue Bonds (Series 2007), 5.125%, 06/01/2027	762,230
2,000,000		Tarrant County, TX Cultural Education Facilities Finance Corp., (Air Force Village), Retirement Facility Revenue Bonds (Series 2007), 5.125%, 05/15/2037	1,303,820
1,100,000		Tarrant County, TX Cultural Education Facilities Finance Corp., (Northwest Senior Housing Corp. Edgemere Project), Revenue Bonds, (Series 2006A), 6.000%, 11/15/2036	778,668
2,425,000		Texas State Transportation Commission, (Texas State), Mobility Fund Bonds (Series 2005A), 5.000%, 04/01/2026	2,399,877
5,675,000		Texas State, Water Financial Assistance UT GO Bonds (Series 2004C&D), 5.000%, 08/01/2027	5,586,357
715,000		Travis County, TX Health Facilities Development Corp., (Querencia at Barton Creek), Retirement Facility Revenue Bonds, 5.650%, 11/15/2035	480,194
		TOTAL	34,968,551
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Utah--0.3%
$1,475,000		Utah State Board of Regents, (Utah State University), Revenue Bonds (Series 2004), 5.250%, (United States Treasury PRF 4/1/2014@100), 04/01/2020	$1,594,505
		Virginia--1.0%
4,485,000		Tobacco Settlement Financing Corp., VA, Revenue Bonds, 5.625%, (United States Agency PRF 6/1/2015@100), 06/01/2037	4,901,657
1,170,000		Virginia Peninsula Port Authority, (Brinks Co. (The)), Coal Terminal Revenue Refunding Bonds (Series 2003), 6.000%, 04/01/2033	997,741
		TOTAL	5,899,398
		Washington--4.4%
9,455,000		Energy Northwest, WA, Columbia Generating Station Revenue Bonds (Series C), 5.000%, 07/01/2024	9,223,731
1,160,000		Energy Northwest, WA, Wind Project Revenue Bonds, 5.000%, (AMBAC INS), 07/01/2023	1,076,654
3,650,000		Port of Tacoma, WA, LT GO Bonds (Series 2008A), 5.000%, (FSA INS), 12/01/2030	3,391,690
500,000		Skagit County, WA Public Hospital District No. 1, (Skagit Valley Hospital), Refunding Revenue Bonds (Series 2003), 6.000%, 12/01/2018	469,105
1,000,000		Skagit County, WA Public Hospital District No. 1, (Skagit Valley Hospital), Revenue Bonds (Series 2005), 5.500%, 12/01/2030	705,410
1,000,000		Skagit County, WA Public Hospital District No. 1, UT GO Bonds (Series 2004: Skagit Valley Hospital), 5.500%, (MBIA Insurance Corp. INS), 12/01/2023	975,940
820,000		Tacoma, WA Water, Refunding Revenue Bonds, 5.000%, (FSA INS), 12/01/2023	791,333
500,000		Tacoma, WA Water, Refunding Revenue Bonds, 5.000%, (FSA INS), 12/01/2022	485,705
1,250,000		Tobacco Settlement Authority, WA, Tobacco Settlement Asset Backed Revenue Bonds, 6.625%, 06/01/2032	1,018,250
3,500,000		Washington State Health Care Facilities Authority, (Group Health Cooperative), Revenue Bonds, 5.000%, (Radian Asset Assurance, Inc. INS), 12/01/2036	2,496,340
5,000,000		Washington State Health Care Facilities Authority, (Highline Medical Center), FHA INS Mortgage Revenue Bonds (Series 2008), 6.250%, (FHA INS), 08/01/2036	4,861,550
1,625,000		Washington State Housing Finance Commission, (Skyline at First Hill), Nonprofit Revenue Bonds (Series 2007A), 5.625%, 01/01/2038	1,072,191
		TOTAL	26,567,899
Principal Amount			Value
		MUNICIPAL BONDS--continued
		West Virginia--0.6%
$1,000,000		Ohio County, WV County Commission, (Fort Henry Centre Tax Increment Financing District No. 1), Tax Increment Revenue Bonds (Series 2005A), 5.625%, 06/01/2034	$742,950
2,900,000		Pleasants County, WV County Commission, (Allegheny Energy Supply Company LLC), PCR Revenue Refunding Bonds (Series 2007F), 5.250%, 10/15/2037	2,098,759
1,000,000		West Virginia State Hospital Finance Authority, (Camden Clark Memorial Hospital), Hospital Revenue & Improvement Refunding Bonds (Series 2004A), 5.250%, (FSA INS), 02/15/2019	992,390
		TOTAL	3,834,099
		Wisconsin--1.0%
3,600,000		Badger, WI Tobacco Asset Securitization Corp., Asset-Backed Revenue Bonds, 6.125%, 06/01/2027	3,411,180
160,000		Wisconsin State HEFA, (Blood Center of Wisconsin, Inc.), Revenue Bonds (Series 2004), 5.750%, 06/01/2034	134,837
1,000,000		Wisconsin State HEFA, (Fort Healthcare, Inc.), Revenue Bonds (Series 2004), 6.100%, 05/01/2034	849,860
750,000		Wisconsin State HEFA, (Marshfield Clinic, WI), Revenue Bonds, (Series 2006A), 5.375%, 02/15/2034	567,690
250,000		Wisconsin State HEFA, (Southwest Health Center), Revenue Bonds (Series 2004A), 6.250%, 04/01/2034	181,355
1,400,000		Wisconsin State HEFA, (Vernon Memorial Healthcare, Inc.), Revenue Bonds (Series 2005), 5.250%, 03/01/2035	993,636
		TOTAL	6,138,558
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $429,182,791)	381,636,012
		SHORT-TERM MUNICIPALS--1.2% [3]
		California --0.8%
300,000		California PCFA, (Series 1996E) Daily VRDNs (Pacific Gas & Electric Co.), (JPMorgan Chase Bank, N.A. LOC), 0.850%, 11/3/2008	300,000
2,200,000		California State, GO Tax Exempt Notes, 9.000%, 11/17/2008	2,200,000
2,800,000		California State, GO Tax Exempt Notes, 9.500%, 11/14/2008	2,800,000
		TOTAL	5,300,000
Principal Amount			Value
		SHORT-TERM MUNICIPALS--continued [3]
		Louisiana--0.2%
$1,000,000		Louisiana Public Facilities Authority, (Series 2008A) Daily VRDNs (Air Products & Chemicals, Inc.), 1.350%, 11/3/2008	$1,000,000
		Oklahoma--0.2%
1,000,000	[1,2]	Tulsa, OK Airport Improvement Trust, Variable Rate Certificates (Series 1997B-2: Tulsa International Airport) Weekly VRDNs, (MBIA Insurance Corp. INS, Bank of America N.A. LIQ), 5.740%, 11/6/2008	1,000,000
		TOTAL SHORT-TERM MUNICIPALS (AT COST)	7,300,000
		TOTAL INVESTMENTS--99.0% (IDENTIFIED COST $671,005,604) [4]	593,483,240
		OTHER ASSETS AND LIABILITIES -NET--1.0% [5]	5,904,986
		TOTAL NET ASSETS--100%	$599,388,226

At October 31, 2008, the Fund held no securities that are subject to the federal alternative minimum tax (AMT).

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2008, these restricted securities amounted to $4,407,066, which represented 0.7% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). At October 31, 2008, these liquid restricted securities amounted to $1,490,035, which represented 0.2% of total net assets.

3 Current rate and next reset date shown for Variable Rate Demand Notes.

4 The cost of investments for federal tax purposes amounts to $674,991,780.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2008.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
COP	--Certificate of Participation
EDA	--Economic Development Authority
EDFA	--Economic Development Financing Authority
EDRBs	--Economic Development Revenue Bonds
FGIC	--Financial Guaranty Insurance Company
FHA	--Federal Housing Administration
FSA	--Financial Security Assurance
GO	--General Obligation
GTD	--Guaranteed
HEFA	--Health and Education Facilities Authority
HFDC	--Health Facility Development Corporation
IDA	--Industrial Development Authority
IDB	--Industrial Development Bond
IDC	--Industrial Development Corporation
IDFA	--Industrial Development Finance Authority
IDRBs	--Industrial Development Revenue Bonds
INS	--Insured
ISD	--Independent School District
LID	--Local Improvement District
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
LO	--Limited Obligation
LT	--Limited Tax
PCR	--Pollution Control Revenue
PCRBs	--Pollution Control Revenue Bonds
PCFA	--Pollution Control Finance Authority
PRF	--Prerefunded
PSFG	--Permanent School Fund Guarantee
Q-SBLF	--Qualified State Bond Loan Fund
SID	--Special Improvement District
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2008

Assets:
Total investments in securities, at value (identified cost $671,005,604)		$593,483,240
Cash		9,036
Income receivable		7,195,746
Receivable for investments sold		3,221,265
Receivable for shares sold		764,322
TOTAL ASSETS		604,673,609
Liabilities:
Payable for investments purchased	$3,151,234
Payable for shares redeemed	1,605,309
Payable for Directors'/Trustees' fee	824
Payable for distribution services fee (Note 5)	117,835
Payable for shareholder services fee (Note 5)	247,873
Accrued expenses	162,308
TOTAL LIABILITIES		5,285,383
Net assets for 63,341,148 shares outstanding		$599,388,226
Net Assets Consist of:
Paid-in capital		$717,523,248
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(77,522,187)
Accumulated net realized loss on investments, foreign currency transactions, futures contracts and swap contracts		(41,270,090)
Undistributed net investment income		657,255
TOTAL NET ASSETS		$599,388,226
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($404,311,237 ÷ 42,719,572 shares outstanding), no par value, unlimited shares authorized		$9.46
Offering price per share (100/94.50 of $9.46) [1]		$10.01
Redemption proceeds per share		$9.46
Class B Shares:
Net asset value per share ($59,324,206 ÷ 6,271,098 shares outstanding), no par value, unlimited shares authorized		$9.46
Offering price per share		$9.46
Redemption proceeds per share (94.50/100 of $9.46) [1]		$8.94
Class C Shares:
Net asset value per share ($122,164,950 ÷ 12,914,742 shares outstanding), no par value, unlimited shares authorized		$9.46
Offering price per share		$9.46
Redemption proceeds per share (99.00/100 of $9.46) [1]		$9.37
Class F Shares:
Net asset value per share ($13,587,833 ÷ 1,435,736 shares outstanding), no par value, unlimited shares authorized		$9.46
Offering price per share (100/99.00 of $9.46) [1]		$9.56
Redemption proceeds per share (99.00/100 of $9.46) [1]		$9.37

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2008

Investment Income:
Interest			$26,147,008
Dividends (net of foreign taxes withheld of $125,482)			8,036,697
TOTAL INCOME			34,183,705
Expenses:
Investment adviser fee (Note 5)		$7,641,917
Administrative personnel and services fee (Note 5)		597,794
Custodian fees		25,544
Transfer and dividend disbursing agent fees and expenses		459,513
Directors'/Trustees' fees		10,959
Auditing fees		23,400
Legal fees		14,049
Portfolio accounting fees		189,364
Distribution services fee--Class B Shares (Note 5)		554,801
Distribution services fee--Class C Shares (Note 5)		1,198,681
Shareholder services fee--Class A Shares (Note 5)		1,283,847
Shareholder services fee--Class B Shares (Note 5)		184,934
Shareholder services fee--Class C Shares (Note 5)		395,507
Shareholder services fee--Class F Shares (Note 5)		23,062
Account administration fee--Class A Shares		985
Account administration fee--Class C Shares		138
Account administration fee--Class F Shares		149
Share registration costs		102,825
Printing and postage		109,639
Insurance premiums		7,378
Miscellaneous		8,262
TOTAL EXPENSES		12,832,748
Waivers and Expense Reductions:
Waiver of investment adviser fee (Note 5)	$(3,408,374)
Waiver of administrative personnel and services fee (Note 5)	(15,905)
Reduction of custodian fees (Note 6)	(2,961)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(17,623)
TOTAL WAIVERS AND EXPENSE REDUCTIONS		(3,444,863)
Net expenses			9,387,885
Net investment income			24,795,820
Realized and Unrealized Loss on Investments, Foreign Currency Transactions and Swap Contracts:
Net realized loss on investments and foreign currency transactions			(39,320,045)
Net realized loss on swap contracts			(662,868)
Net change in unrealized appreciation of investments			(113,006,730)
Net realized and unrealized loss on investments, foreign currency transactions and swap contracts			(152,989,643)
Change in net assets resulting from operations			$(128,193,823)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$24,795,820	$22,650,037
Net realized gain (loss) on investments, foreign currency transactions and swap contracts	(39,982,913)	23,273,573
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(113,006,730)	(13,586,040)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(128,193,823)	32,337,570
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(18,297,770)	(17,102,355)
Class B Shares	(2,070,761)	(1,864,684)
Class C Shares	(4,474,350)	(3,776,698)
Class F Shares	(508,077)	(80,004)
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(16,606,423)	(8,078,435)
Class B Shares	(2,334,035)	(1,214,568)
Class C Shares	(5,144,128)	(2,158,118)
Class F Shares	(344,232)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(49,779,776)	(34,274,862)
Share Transactions:
Proceeds from sale of shares	106,195,090	304,957,668
Net asset value of shares issued to shareholders in payment of distributions declared	42,785,891	29,008,422
Cost of shares redeemed	(233,839,011)	(128,224,501)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(84,858,030)	205,741,589
Change in net assets	(262,831,629)	203,804,297
Net Assets:
Beginning of period	862,219,855	658,415,558
End of period (including undistributed net investment income of $657,255 and $1,240,463, respectively)	$599,388,226	$862,219,855

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2008

1. ORGANIZATION

Federated Income Securities Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Muni and Stock Advantage Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek to provide tax-advantaged income with a secondary objective of capital appreciation.

Effective May 31, 2007, the Fund began offering Class F Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on November 1, 2007. As of and during the year ended October 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts and Interest Rate Lock Contracts

Swap and interest rate lock contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default and other swap or rate lock agreements.

Interest rate swap agreements generally involve the agreement by the Fund to pay a counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps, at value, on the Statement of Assets and Liabilities and periodic payments are reported as net realized gain or loss on swap contracts in the Statement of Operations. For the year ended October 31, 2008, the Fund had a net realized loss on swap contracts of $662,868.

At October 31, 2008, the Fund had no outstanding swap contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at October 31, 2008, is as follows:

Security	Acquisition Date	Acquisition Cost
California Statewide Communities Development Authority, (Thomas Jefferson School of Law), Refunding Revenue Bonds (Series 2005B), 4.875%, (United States Treasury PRF 10/1/2015@100), 10/01/2031	8/26/2005	$1,170,661
New York City, NY IDA, (7 World Trade Center LLC), Liberty Revenue Bonds (Series A), 6.500%, 03/01/2035	3/15/2005	$2,500,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	6,125,306	$67,424,747	16,086,496	$195,068,635
Shares issued to shareholders in payment of distributions declared	2,846,124	31,814,762	1,859,876	22,456,589
Shares redeemed	(14,974,755)	(163,347,364)	(7,735,845)	(93,418,656)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(6,003,325)	$(64,107,855)	10,210,527	$124,106,568

Year Ended October 31	2008		2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	644,932	$7,166,573	1,754,729	$21,245,851
Shares issued to shareholders in payment of distributions declared	326,498	3,657,716	208,387	2,515,581
Shares redeemed	(1,488,668)	(16,057,682)	(993,479)	(12,011,349)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(517,238)	$(5,233,393)	969,637	$11,750,083

Year Ended October 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	2,077,328	$23,025,394	6,443,859	$78,004,075
Shares issued to shareholders in payment of distributions declared	579,774	6,501,426	327,992	3,958,482
Shares redeemed	(4,769,570)	(51,366,815)	(1,873,341)	(22,631,139)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(2,112,468)	$(21,839,995)	4,898,510	$59,331,418

	Year Ended 10/31/2008		Period Ended 10/31/2007 [1]
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	771,288	$8,578,376	883,888	$10,639,107
Shares issued to shareholders in payment of distributions declared	73,247	811,987	6,496	77,770
Shares redeemed	(285,714)	(3,067,150)	(13,469)	(163,357)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	558,821	$6,323,213	876,915	$10,553,520
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(8,074,210)	$(84,858,030)	16,955,589	$205,741,589

1 Reflects operations for the period from May 31, 2007 (date of initial public investment) to October 31, 2007.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions and discount accretion/premium amortization on debt securities.

For the year ended October 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(28,070)	$28,070

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2008 and 2007, was as follows:

	2008	2007
Tax-exempt income	$19,278,022	$16,688,353
Ordinary income [1]	$6,072,936	$6,136,982
Long-term capital gain	$24,428,818	$11,449,527

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income [1]	$156,522
Undistributed tax-exempt income	$500,732
Net unrealized depreciation	$(81,508,362)
Capital loss carryforwards	$(37,283,914)

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

At October 31, 2008, the cost of investments for federal tax purposes was $674,991,780. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates was $81,508,540. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $9,536,860 and net unrealized depreciation from investments for those securities having an excess of cost over value of $91,045,400.

At October 31, 2008, the Fund had a capital loss carryforward of $37,283,914, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2016.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.00% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, the Adviser voluntarily waived $3,408,374 of its fee.

Certain of the Fund's assets are managed by Federated Investment Management Company (the "Sub-Adviser"). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2008, the Sub-Adviser earned a fee of $1,309,797.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $15,905 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2008, FSC retained $281,258 of fees paid by the Fund. On November 15, 2007, the Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on December 31, 2007. For the year ended October 31, 2008, the Fund's Class A Shares did not incur a distribution services fee.

Sales Charges

For the year ended October 31, 2008, FSC retained $175,257 in sales charges from the sale of Class A Shares. FSC also retained $8,134 of contingent deferred sales charges relating to redemptions of Class A Shares, $28,117 relating to redemptions of Class C Shares and $11,790 relating to redemptions of Class F Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2008, FSSC did not receive any fees paid by the Fund.

Interfund Transactions

During the year ended October 31, 2008, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $306,771,368 and $422,981,183, respectively.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares (after the voluntary waivers and reimbursements) will not exceed 1.00%, 1.75%, 1.75% and 1.00%, respectively, for the fiscal year ending October 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through December 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. EXPENSE REDUCTION

Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended October 31, 2008, the Fund's expenses were reduced by $2,961 under these arrangements.

In addition, the Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2008, the Fund's expenses were reduced by $17,623 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2008, were as follows:

Purchases	$625,728,262
Sales	$704,422,787

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2008, there were no outstanding loans. During the year ended October 31, 2008, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2008, the amount of long-term capital gains designated by the Fund was $24,428,818.

For the year ended October 31, 2008, 76.0% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

For the fiscal year ended October 31, 2008, 100.0% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2008, 100.0% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INCOME SECURITIES TRUST AND SHAREHOLDERS OF FEDERATED MUNI & STOCK ADVANTAGE FUND:

We have audited the accompanying statement of assets and liabilities of Federated Muni & Stock Advantage Fund (the "Fund") (one of the portfolios constituting Federated Income Securities Trust), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Muni & Stock Advantage Fund, a portfolio of Federated Income Securities Trust, at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 17, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: January 1986	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee and Chairman of the Board of Directors or Trustees of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: January 1986	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: January 1986	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Joseph M. Balestrino is Vice President of the Trust. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Randall S. Bauer Birth Date: November 16, 1957 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Randall S. Bauer is Vice President of the Trust. Mr. Bauer joined Federated in 1989 and has been a Portfolio Manager since 1994 and a Senior Vice President of the Fund's Sub Adviser beginning 2007. Mr. Bauer is a Chartered Financial Analyst and received his M.B.A. in Finance from the Pennsylvania State University.

John L. Nichol Birth Date: May 21, 1963 VICE PRESIDENT Began serving: May 2004	Principal Occupations: John L. Nichol has been the Fund's Portfolio Manager since 2003. He is Vice President of the Trust. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED MUNI AND STOCK ADVANTAGE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2008. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods ending December 31, 2007, the Fund's performance for the three-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Muni and StockAdvantage Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420C837
Cusip 31420C829
Cusip 31420C811
Cusip 31420C720

31285 (12/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Thomas G. Bigley, Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.                      Principal Accountant Fees and Services

(a)           Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $167,300

Fiscal year ended 2007 - $135,200

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $12,455 respectively.  Fiscal year ended 2007 – Discussions related to accounting for swaps.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2008 - $255,466

Fiscal year ended 2007 - $253,693

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                                Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                                Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated Income Securities Trust

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	December 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue, Principal Executive Officer
Date	December 22, 2008

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	December 22, 2008